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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 22, 2003
                                                 -------------------
                          COACH INDUSTRIES GROUP, INC.

             (Exact name of registrant as specified in its charter)

             Nevada                         0-19471            91-1942841
 (State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
 incorporation or organization)                             Identification No.)


     9600 W. Sample Road, Suite 505, Coral Springs, Florida           33065
  -----------------------------------------------------------------------------
              (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (305) 531-1174
                                                           --------------

                              SearchHound.com, Inc.
                                 12817 Woodson,
                           Overland Park, Kansas 66209

  -----------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





     Copies of all communications, including all communications sent to the agent for service, should be sent to:

                         Joseph I. Emas, Attorney at Law
                             1224 Washington Avenue
                           Miami Beach, Florida 33139

                             Telephone: 305.531.1174
                             -----------------------



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFIYING ACCOUNTANTS.

On May 19, 2003, the Board of Directors was notified by Pickett, Chaney & McMullen LLP, the Company's independent auditor, that it would decline to stand for reelection as the Company's independent auditor for the fiscal year ending December 31, 2003. On May 19, 2003, the Company filed a Notification on Form 8-K to that effect.

At the Annual Meeting of the Company, held on August 22, 2003, the Shareholders ratified the appointment of Jewett, Schwartz & Associates, as the Company's independent certified public accountants, for the fiscal year ending December 31, 2003.

ITEM 5. OTHER EVENTS.

On August 22, 2003, the Company held its Annual Meeting of Shareholders. The Shareholders elected Mr. Francis O'Donnell to serve as director until the Company's Annual Meeting of stockholders in 2004.

The Shareholders ratified the appointment of Jewett, Schwartz & Associates, as the Company's independent certified public accountants, for the fiscal year ending December 31, 2003.

The Shareholders effected a 1-for-4 reverse stock split (pro-rata reduction of outstanding shares) of the Company's issued and outstanding shares of Common Stock.

The Shareholders amended the Company's Articles of Incorporation to change the name of the Company to Coach Industries Group, Inc.

Effective as of the opening of business on Monday, August 25, 2003, the 1-for-4 reverse stock split will be effective and the Company will be trading under the name Coach Industries Group, Inc. The new symbol for the Company shall be CIGI.OB.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not applicable.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  August 25, 2003                 Coach Industries Group, Inc.
       -------------------              ----------------------------
                                              (Registrant)
                                        /s/  Francis O'Donnell
                                        ----------------------------
                                        Francis O'Donnell, sole Director


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